UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 30, 2009

NEXEN INC.

(Exact name of registrant as specified in its charter)

CANADA

(State or other jurisdiction of incorporation)

1-6702	98-6000202
(Commission File Number)	(IRS Employer Identification No.)

801 - 7th AVENUE S.W. CALGARY, ALBERTA, CANADA	T2P 3P7
(Address of principal executive offices)	(Zip Code)

(403) 699-4000

(Registrant’s Telephone Number, Including Area Code)

NOT APPLICABLE

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On July 30, 2009, Nexen Inc. (the “Company”) completed its offering of $1,000,000,000 in aggregate principal amount of senior notes comprised of $300,000,000 principal amount of 6.20% senior notes due 2019 (the “6.20% Notes”) and $700,000,000 principal amount of 7.50% senior notes due 2039 (the “7.50% Notes” and, together with the 6.20% Notes, the “Notes”).

The Notes were issued pursuant to an Indenture, dated as of May 4, 2007 (the “Base Indenture”), by and among the Company and Deutsche Bank Trust Company Americas, as trustee (the “Trustee”), as supplemented by the Second Supplemental Indenture, dated as of July 30, 2009 (the “Second Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), by and among the Company and Trustee. Copies of the Base Indenture and the Second Supplemental Indenture are attached as Exhibits 4.1 and 4.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

The 6.20% Notes will mature on July 30, 2019 and the 7.50% Notes will mature on July 30, 2039. Interest on the Notes will be payable semi-annually on January 30 and July 30, beginning on January 30, 2010. The Notes are the Company’s direct, unsecured and unsubordinated obligations and rank equally with all of its existing and future unsecured and senior debt, and rank senior to all of the existing and future subordinated debt. The Notes are effectively subordinated to all indebtedness and other liabilities, including guarantees, of any of the Company’s subsidiaries.

The Notes may be redeemed at any time in whole, or from time to time in part, at the option of the Company, at a redemption price equal to the greater of (i) 100% of the principal amount of the Notes to be redeemed and (ii) the sum of the present values of the remaining scheduled payments of principal and interest thereon (exclusive of interest accrued to the date of redemption) discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate, plus 40 basis points and 45 basis points, for the 6.20% Notes and 7.50% Notes, respectively, plus in each case accrued interest to the date of redemption.

The Indenture contains customary covenants relating to restrictions on the ability of the Company or any material subsidiary to create liens and on the ability of the Company to consolidate, merge or convey or transfer substantially all of its assets. The Indenture also contains customary events of default.

Item 2.03.	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

Reference is made to Item 1.01 and the description of the Notes and the Indenture contained therein, each of which is hereby incorporated by reference into this Item 2.03.

Item 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

Exhibit Number	Description

4.1	Indenture, dated as of May 4, 2007, among Nexen Inc. and Deutsche Bank Trust Company Americas, as Trustee (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K as filed with the Commission on May 7, 2007).

4.2	Second Supplemental Indenture, dated as of July 30, 2009, among Nexen Inc. and Deutsche Bank Trust Company Americas, as Trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: July 30, 2009	NEXEN INC.

	By:	/s/ Rick C. Beingessner
	Name:	Rick C. Beingessner
	Title:	Assistant Secretary

EXHIBIT INDEX

Exhibit Number	Description

4.1	Indenture, dated as of May 4, 2007, among Nexen Inc. and Deutsche Bank Trust Company Americas, as Trustee (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K as filed with the Commission on May 7, 2007).

4.2	Second Supplemental Indenture, dated as of July 30, 2009, among Nexen Inc. and Deutsche Bank Trust Company Americas, as Trustee.